--------------------------------------------------------------------------------
               PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT 615

                                     dated

                             as of December 1, 1996

                                    between

                                 GAUCHO-1 INC.,
                                  as Assignor

                                      and

                                 GENERAL BANK,
                                  as Assignee

                       One Boeing Model 737-524 Aircraft
                    Bearing U.S. Registration No. N37615 and
                        Manufacturer's Serial No. 27328
--------------------------------------------------------------------------------

                                    CONTENTS

SECTION 1. Definitions  . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2. Sale and Assignment  . . . . . . . . . . . . . . . . . .  2

SECTION 3. Purchase and Assumption  . . . . . . . . . . . . . . . .  2

SECTION 4. Purchase Price . . . . . . . . . . . . . . . . . . . . .  3

SECTION 5. Representations and Warranties of Assignor . . . . . . .  3
                 (a)     Organization, Etc. . . . . . . . . . . . .  3
                 (b)     Corporate Authorization  . . . . . . . . .  4
                 (c)     No Violation . . . . . . . . . . . . . . .  4
                 (d)     Approvals  . . . . . . . . . . . . . . . .  4
                 (e)     Valid and Binding Agreements . . . . . . .  5
                 (f)     Citizenship  . . . . . . . . . . . . . . .  5
                 (g)     No Liens . . . . . . . . . . . . . . . . .  5
                 (h)     Litigation . . . . . . . . . . . . . . . .  5
                 (i)     Event of Default . . . . . . . . . . . . .  5
                 (j)     Event of Loss  . . . . . . . . . . . . . .  5
                 (k)     Ownership and Encumbrances . . . . . . . .  6
                 (1)     Brokers' Fees  . . . . . . . . . . . . . .  6
                 (m)     Operative Agreements . . . . . . . . . . .  6
                 (n)     Compliance . . . . . . . . . . . . . . . .  6

SECTION 6. Representations and Warranties of Assignee . . . . . . .  6

                 (a)     Organization, Etc. . . . . . . . . . . . .  7
                 (b)     Corporate Authorization  . . . . . . . . .  7
                 (c)     No Violation . . . . . . . . . . . . . . .  7
                 (d)     Approvals  . . . . . . . . . . . . . . . .  8
                 (e)     Valid and Binding Agreements . . . . . . .  8
                 (f)     Citizenship  . . . . . . . . . . . . . . .  8
                 (g)     No Liens . . . . . . . . . . . . . . . . .  8
                 (h)     Investment by Assignee . . . . . . . . . .  8
                 (i)     ERISA  . . . . . . . . . . . . . . . . . .  9
                 (j)     Litigation . . . . . . . . . . . . . . . .  9
                 (k)     Securities Laws  . . . . . . . . . . . . .  9
                 (1)     Broker's Fees  . . . . . . . . . . . . . .  9
                 (m)     Compliance; Permitted Institution  . . . .  9

                                                                          PAGE i

SECTION 7.       Conditions Precedent to the Obligations of Assignor     9
                 (a)     Purchase Price . . . . . . . . . . . . . . . . 10
                 (b)     Due Authorization, Execution and Delivery  . . 10
                 (c)     Affidavit of Citizenship . . . . . . . . . . . 10
                 (d)     Representations and Warranties . . . . . . . . 10
                 (e)     Corporate Matters  . . . . . . . . . . . . . . 10
                 (f)     Additional Information . . . . . . . . . . . . 10
                 (g)     Illegality . . . . . . . . . . . . . . . . . . 11
                 (h)     No Proceedings . . . . . . . . . . . . . . . . 11
                 (i)     Compliance with Operative Agreements         . 11
                 (j)     No Event of Loss . . . . . . . . . . . . . . . 11
                 (k)     Opinions . . . . . . . . . . . . . . . . . . . 11
SECTION 8.       Conditions Precedent to the Obligations of Assignee .
                 (a)     Operative Agreements       . . . . . . . . . . 12
                 (b)     Due Authorization, Execution and Delivery  . . 12
                 (c)     Parent Guaranty  . . . . . . . . . . . . . . . 12
                 (d)     Letter Agreement; Closing Letter; Amendment    12
                 (e)     Representations and Warranties . . . . . . . . 12
                 (f)     Corporate Matters  . . . . . . . . . . . . . . 13
                 (g)     Additional Information . . . . . . . . . . . . 13
                 (h)     Illegality . . . . . . . . . . . . . . . . . . 13
                 (i)     No Proceedings . . . . . . . . . . . . . . . . 13
                 (j)     Compliance with Operative Agreements . . . . . 13
                 (k)     No Event of Loss . . . . . . . . . . . . . . . 13
                 (1)     No Defaults  . . . . . . . . . . . . . . . . . 14
                 (m)     Opinions           . . . . . . . . . . . . . . 14
SECTION 9.       Payments  . . . . . . . . . . . . . . . . . . . . . . .14

SECTION 10.      Certain Notices . . . . . . . . . . . . . . . . . . .  14

SECTION 11.      Further Assurances  . . . . . . . . . . . . . . . . .  15

SECTION 12.      Taxes and Indemnities  . . . . . . . . . . . . . . . . 15

                 (a)     Transfer Taxes . . . . . . . . . . . . . . . . 15
                 (b)     Assignee's Tax Indemnity  . . . . . . . . . .  15
                 (c)     Assignor's Tax Indemnity  . . . . . . . . . .  15
                 (d)     Assignor's Indemnity  . . . . . . . . . . . .  16
                 (e)     Assignee's Indemnity  . . . . . . . . . . . .  16
                 (f)     Notice of Claims  . . . . . . . . . . . . . .  17

                                                                         PAGE ii

SECTION 13.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . 17

         (a)     Notices  . . . . . . . . . . . . . . . . . . . . . . . 17
         (b)     Confidentiality  . . . . . . . . . . . . . . . . . . . 18
         (c)     Headings . . . . . . . . . . . . . . . . . . . . . . . 19
         (d)     References . . . . . . . . . . . . . . . . . . . . . . 19
         (e)     GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . 19
         (f)     Severability . . . . . . . . . . . . . . . . . . . . . 19
         (g)     Amendments in Writing  . . . . . . . . . . . . . . . . 19
         (h)     Survival . . . . . . . . . . . . . . . . . . . . . . . 20
         (i)     Expenses . . . . . . . . . . . . . . . . . . . . . . . 20
         (j)     Execution in Counterparts  . . . . . . . . . . . . . . 20
         (k)     Entire Agreement . . . . . . . . . . . . . . . . . . . 20
         (1)     Exhibits . . . . . . . . . . . . . . . . . . . . . . . 20
         (m)     Successors and Assigns . . . . . . . . . . . . . . . . 21
         (n)     Recovery of Costs and Fees . . . . . . . . . . . . . . 21
         (o)     No Third Party Benefit . . . . . . . . . . . . . . . . 21

ATTACHMENTS:

Exhibit A        Assignment and Assumption Agreement (FAA)
Exhibit B        Affidavit of Citizenship
Exhibit C        Parent Guaranty
Exhibit D        Letter Agreement (Participation Agreement/Lease)
Exhibit E        Tax Indemnity Agreement Amendment

                                                                        PAGE iii

               PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT 615

         PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT 615 dated as of December 1, 1996 (this "AGREEMENT") between GAUCHO-1 INC., a Delaware corporation ("ASSIGNOR"), and GENERAL BANK, a California corporation ("Assignee"). Capitalized terms used herein without definition shall have the meanings given them in Section 1.

                                  WITNESSETH:

         WHEREAS, Assignor desires to sell and assign to Assignee and Assignee desires to purchase and assume from Assignor pursuant to the terms of that certain Participation Agreement 615 dated as of August 1, 1994 (as amended to the date hereof, the "PARTICIPATION AGREEMENT") among Continental Airlines, Inc. ("LESSEE"), Assignor, The Northwestern Mutual Life Insurance Company, General Electric Company ("GUARANTOR"), First Security Bank, National Association (formerly First Security Bank of Utah, National Association), not in its individual capacity except as expressly provided therein, but solely as Owner Trustee ("OWNER TRUSTEE"), and Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Mortgagee ("MORTGAGEE"), except for Reserved Rights (as defined in Section 2), (a) all of Assignor's right title and interest in, to and under (i) the Trust Estate and
(ii) the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement, and (b) excluding the Letter Agreements (as defined in Section 5(m)) and the Owner Participant Guaranty, all of Assignor's right, title and interest, if any, in, to and under each other Operative Agreement. The Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement are sometimes collectively referred to herein as the "LESSOR DOCUMENTS"; and

         WHEREAS, the Participation Agreement permits such sale, purchase, assignment and assumption upon satisfaction of certain conditions heretofore or concurrently being complied with.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

SECTION 1. DEFINITIONS

         Capitalized terms used but not defined herein shall have the meanings specified in the Participation Agreement.

SECTION 2.        SALE AND ASSIGNMENT

         Subject to the terms and conditions of this Agreement Assignor does hereby sell, assign and transfer to Assignee at the Effective Time on the Closing Date (in each case, as defined below) (a) all of Assignor's right, title and interest in, to and under the Trust Estate and the Lessor Documents, and (b) excluding the Letter Agreements and the Owner Participant Guaranty, all of Assignor's right, title and interest, if any, in, to and under each other Operative Agreement (collectively, but excluding the Letter Agreements, the Owner Participant Guaranty and Reserved Rights (as defined below), the "TRANSFERRED INTERESTS"); provided, that Assignor hereby reserves, and nothing herein shall be construed as a sale, assignment or transfer, of the following (collectively, "RESERVED RIGHTS"): any of the rights, titles and interests of Assignor in and to each and every indemnity or other payment, and each and every obligation to provide insurance (other than casualty insurance relating to loss of or damage to the Aircraft), on behalf or in favor of Assignor, under the Lessor Documents or any other Operative Agreement to the extent that such indemnities, payments, and obligations relate to losses accruing prior to 11:38 p.m., Las Vegas time (the "EFFECTIVE TIME"), on December 27, 1996 (the "CLOSING DATE") (it being agreed that Assignor retains all obligations related to Reserved Rights); provided further, that such sale, assignment and transfer shall be effective only upon the satisfaction or waiver, on or prior to the Effective Time on the Closing Date, of the conditions set forth in Section 7, such satisfaction to be evidenced by Assignor's acceptance from Assignee of the Purchase Price (as defined in Section 4) and by the filing, or the release for filing, for recordation with the FAA pursuant to the Act of the Assignment and Assumption Agreement (FAA) (as defined in Section 5(a)).

         The closing of the transactions contemplated hereby and by the Assignment and Assumption Agreement (FAA) shall take place at the Effective Time on the Closing Date at McCarran International Airport, Las Vegas, Nevada, with additional activities taking place at the offices of Perkins Coie, 607 Fourteenth Street, N.W., Washington, D.C. 20005.

SECTION 3. PURCHASE AND ASSUMPTION

         Subject to the terms and conditions of this Agreement, Assignee does hereby (i) purchase and accept the Transferred Interests, (ii) assume all the duties, liabilities and obligations of Assignor in respect of the Transferred Interests (except as described below) and (iii) confirms that it shall be deemed a party to each Lessor Document and agrees to be bound by all the terms and conditions of each thereof and to undertake all of the obligations of Assignor contained in the Lessor Documents and the other Operative Agreements as though originally named therein in place of Assignor, to the extent of the right title or interest being conveyed hereby or by the

Assignment and Assumption Agreement (FAA); provided, that Assignor shall remain liable for the duties, liabilities and obligations of Assignor relating to Reserved Rights; provided further, that such purchase, acceptance and assumption shall be effective only upon the satisfaction or waiver, on or prior to the Effective Time on the Closing Date, of the conditions set forth in
Section 8, such satisfaction to be evidenced by Assignee's payment to Assignor of the Purchase Price and by the filing, or the release for filing, for recordation with the FAA pursuant to the Act of the Assignment and Assumption Agreement (FAA). Except as otherwise expressly provided in this Agreement (including, without limitation, Section 12(d)), the assumption contemplated hereby shall release Assignor from duties, liabilities and obligations under the Operative Agreements in respect of the Transferred Interests.

SECTION 4. PURCHASE PRICE

         The purchase price for the Transferred Interests shall be $5,184,768.33 (the "PURCHASE PRICE"); at or prior to the Effective Time on the Closing Date, Assignee shall pay the Purchase Price by wire transfer of immediately available funds to:

                 Citibank, N.A.
                 399 Park Avenue
                 New York, New York 10043
                 Account No.: 00023608
                 ABA No.: 021000089
                 Attention:       Ms. Maria Cortes,
                                  tel. (302) 323-5270

in the name of Gaucho-1 Inc., identified as "Sale of Equity Interest 615" or by such other means or to such other account at another institution as the parties may agree.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

         Assignor makes the following representations and warranties to Assignee, Lessee, Guarantor, Owner Trustee and Mortgagee:

         (A)     ORGANIZATION, ETC.

         Assignor is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under this Agreement, the Assignment and Assumption Agreement 615 substantially in the form of Exhibit A hereto (the "ASSIGNMENT AND ASSUMPTION AGREEMENT (FAA)") and Amendment No. 1 to Tax Indemnity Agreement 615 substantially in the form of

Exhibit E hereto (the "TAX INDEMNITY AGREEMENT AMENDMENT"; together with this Agreement and the Assignment and Assumption Agreement (FAA), the "ASSIGNOR AGREEMENTS").

         (B)    CORPORATE AUTHORIZATION

         Assignor has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery of each of the Assignor Agreements, and the performance of its obligations thereunder.

         (C)    NO VIOLATION

         The execution and delivery by Assignor of the Assignor Agreements, the performance by Assignor of its obligations thereunder and the consummation by Assignor on the Closing Date of the transactions contemplated thereby, do not and will not (a) violate or contravene any provision of the Certificate of Incorporation or By-Laws of Assignor, (b) violate or contravene any Law applicable to or binding on Assignor (it being understood that insofar as this representation relates to any Law relating to any Plan, this representation is made assuming the truth of the representations contained in Sections 7.1.13(b)(iii) and 7.4.3 of the Participation Agreement and in Section 6(i) of this Agreement and the continued validity of the position stated by the Department of Labor in paragraph (b) of Interpretive Bulletin 29 C.F.R.
Section 2509.75-2 (notwithstanding anything to the contrary contained in John Hancock Mutual Life Ins. Co. v. Harris Trust & Savings Bank, 114 S. Ct. 517
(1993))) or (c) violate, contravene or constitute any default under, or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust conditional sales contract, lease, loan or other material agreement, instrument or document to which Assignor is a party or by which Assignor or any of its properties is or may be bound or affected.

         (D)    APPROVALS

         The execution and delivery by Assignor of the Assignor Agreements, the performance by Assignor of its obligations thereunder and the consummation by Assignor on the Closing Date of the transactions contemplated thereby do not and will not require the consent approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Assignor and (b) any Government Entity, other than the filing of the Assignment and Assumption Agreement (FAA).

         (E)    VALID AND BINDING AGREEMENTS

         The Assignor Agreements have been duly authorized, executed and delivered by Assignor and, assuming the due authorization, execution and delivery by the other party or parties thereto, constitute the legal, valid and binding obligations of Assignor and are enforceable against Assignor in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

         (F)    CITIZENSHIP

         On the Closing Date, Assignor is a Citizen of the United States (without giving consideration to Section 47.9 of the FAA Regulations).

         (G)    NO LIENS

         On the Closing Date, there are no Lessor Liens attributable to Assignor or any Affiliate thereof in respect of all or any part of the Trust Estate. To the knowledge of Assignor, there are no other Liens (other than Permitted Liens) in respect of all or any part of the Trust Estate.

         (H)    LITIGATION

         There are no pending or, to the Actual Knowledge of Assignor, threatened actions or proceedings against Assignor before any court, administrative agency or tribunal which, if determined adversely to Assignor, would materially adversely affect the ability of Assignor to perform its obligations under the Assignor Agreements.

         (I)    EVENT OF DEFAULT

         There exists no Default or Event of Default caused by or attributable to Assignor or any Affiliate thereof. To the knowledge of Assignor, there exists no Lease Default, Lease Event of Default, and, as to acts or omissions of Persons other than Assignor, no Default or Event of Default.

         (J)     EVENT OF LOSS

         To the knowledge of Assignor, there exists no Event of Loss or event which, with notice or passage of time, or both, would constitute an Event of Loss.

         (K)    OWNERSHIP AND ENCUMBRANCES

         Assignor is the sole beneficial owner of the Transferred Interests. Except as expressly contemplated by the Operative Agreements, Assignor has not previously sold, assigned, encumbered, transferred or conveyed, and, except as contemplated hereby, has no obligation to sell, assign, encumber, transfer or convey, any of its right, title or interest in, to or under the Transferred Interests. At the closing hereunder, Assignor will convey to Assignee all of the right, title and interest of Assignor in, to and under the Transferred Interests.

         (L)    BROKERS' FEES

         Assignee is not liable for the fees of any broker or other Person acting on Assignor's behalf in connection with the transactions contemplated hereby.

         (M)    OPERATIVE AGREEMENTS

         Except for (i) three certain letter agreements (the "LETTER AGREEMENTS") that are Lessee Operative Agreements that are no longer in effect with respect to the Owner Participant after the Effective Time on the Closing Date and are not otherwise effective with respect to the Transferred Interests, and (ii) the Owner Participant Guaranty, each of which Assignor is not delivering to Assignee, Assignor has provided Assignee with true and complete copies of the Lessor Documents and each other Operative Agreement delivered to it. Except for this Agreement, the Assignment and Assumption Agreement (FAA) and the Tax Indemnity Agreement Amendment, there are no other documents or agreements relating to the Aircraft, the subject matter of the Operative Agreements or the transactions contemplated hereby to which Assignee is not a party that will affect or bind Assignee after the Effective Time on the Closing Date.

         (N)    COMPLIANCE

         Assignor has complied with all requirements of Assignor contained in the Operative Agreements, including without limitation Section 12.1 of the Participation Agreement to permit Assignor to transfer the Transferred Interests to Assignee.

SECTION 6.        REPRESENTATIONS AND WARRANTIES OF ASSIGNEE

         Assignee makes the following representations and warranties to Assignor, Lessee, Guarantor, Owner Trustee and Mortgagee:

         (A)     ORGANIZATION, ETC.

         Assignee is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under this Agreement, the Assignment and Assumption Agreement (FAA) and the Lessor Documents.

         (B)    CORPORATE AUTHORIZATION

         Assignee has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery of each of this Agreement and the Assignment and Assumption Agreement (FAA), and the performance of its obligations hereunder, thereunder and under the Lessor Documents.

         (C)    NO VIOLATION

         The execution and delivery by Assignee of this Agreement and the Assignment and Assumption Agreement (FAA), the performance by Assignee of its obligations hereunder, thereunder and under the Lessor Documents, and the consummation by Assignee on the Closing Date of the transactions contemplated hereby and thereby, do not and will not (a) violate or contravene any provision of the Certificate of Incorporation or By-Laws of Assignee, (b) violate or contravene any Law applicable to or binding on Assignee (it being understood that insofar as this representation relates to any Law relating to any Plan, this representation is made assuming the truth of the representations contained in Sections 7.1.13(b)(iii) and 7.4.3 of the Participation Agreement and the continued validity of the position stated by the Department of Labor in paragraph (b) of Interpretive Bulletin 29 C.F.R. Section 2509.75-2 (notwithstanding anything to the contrary contained in John Hancock Mutual Life Ins. Co. v. Harris Trust & Savings Bank, 114 S. Ct. 517 (1993))) or (c) violate, contravene or constitute any default under, or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract lease, loan or other material agreement instrument or document to which Assignee is a party or by which Assignee or any of its properties is or may be bound or affected.

         (D)    APPROVALS

         The execution and delivery by Assignee of this Agreement and the Assignment and Assumption Agreement (FAA), the performance by Assignee of its obligations hereunder, thereunder and under the Lessor Documents and the consummation by Assignee on the Closing Date of the transactions contemplated hereby and thereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Assignee and (b) any Government Entity, other than the filing of the Assignment and Assumption Agreement (FAA).

         (E)    VALID AND BINDING AGREEMENTS

         This Agreement and the Assignment and Assumption Agreement (FAA) have been duly authorized, executed and delivered by Assignee and, assuming the due authorization, execution and delivery by the other party or parties thereto, this Agreement, the Assignment and Assumption Agreement (FAA) and the Lessor Documents constitute the legal, valid and binding obligations of Assignee and are enforceable against Assignee in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

         (F)    CITIZENSHIP

         On the Closing Date, Assignee is a Citizen of the United States (without giving consideration to Section 47.9 of the FAA Regulations).

         (G)    NO LIENS

         On the Closing Date, there are no Lessor Liens attributable to Assignee or any Affiliate thereof in respect of all or any part of the Trust Estate.

         (H)    INVESTMENT BY ASSIGNEE

         Assignee is acquiring the Transferred Interests for its own account for investment and not with a view to any resale or distribution thereof, except that, subject to the restrictions on transfer set forth in Section 12 of the Participation Agreement, the disposition by Assignee of the Transferred Interests shall at all times be within its control.

         (I)    ERISA

         No part of the funds to be used by Assignee to acquire or hold its interests in the Trust Estate to be acquired by it under this Agreement and the Assignment and Assumption Agreement (FAA) directly or indirectly constitutes assets of a Plan.

         (J)    LITIGATION

         There are no pending or, to the Actual Knowledge of Assignee, threatened actions or proceedings against Assignee before any court, administrative agency or tribunal which, if determined adversely to Assignee, would materially adversely affect the ability of Assignee to perform its obligations under this Agreement, the Assignment and Assumption Agreement (FAA) or the Lessor Documents.

         (K)    SECURITIES LAWS

         Neither Assignee nor any Person whom Assignee has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or any of the Loan Certificates or any other interest in or Security under the Trust Indenture for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the Securities Act or applicable state securities Laws.

         (L)     BROKER'S FEES

         No Persons acting on behalf of Assignee other than D'Accord Financial Services, Inc. and TransCapital Corporation (the "BROKERS") are or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated hereby, and any such fees payable to the Brokers shall be paid by Assignee.

         (M)    COMPLIANCE; PERMITTED INSTITUTION

         Assignee has complied with all requirements of Assignee contained in the Operative Agreements, including without limitation Section 12.1 of the Participation Agreement, to permit Assignor to transfer the Transferred Interests to Assignee. Assignee is a Permitted Institution.

SECTION 7.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ASSIGNOR

         The obligation of Assignor to sell and assign the Transferred Interests to Assignee on the Closing Date is subject to the satisfaction or waiver of the following conditions:

         (A)    PURCHASE PRICE

         Assignee shall have paid the Purchase Price in the manner specified in
Section 4.

         (B)    DUE AUTHORIZATION, EXECUTION AND DELIVERY

         This Agreement and the Assignment and Assumption Agreement (FAA) shall have been duly authorized, executed and delivered by Assignee, and, assuming due execution and delivery by Assignor, the Assignment and Assumption Agreement
(FAA) shall have been duly filed, or released for filing, for recordation with the FAA pursuant to the Act.

         (C)    AFFIDAVIT OF CITIZENSHIP

         An affidavit of United States citizenship substantially in the form of Exhibit B hereto (the "AFFIDAVIT OF CITIZENSHIP") shall have been duly authorized, executed, notarized and delivered by an authorized official of Assignee, and shall have been duly filed, or released for filing, with the FAA pursuant to the Act.

         (D)    REPRESENTATIONS AND WARRANTIES

         The representations and warranties of Assignee contained herein shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

         (E)     CORPORATE MATTERS

         Assignor shall have received copies of (i)(A) the certificate of incorporation and by-laws of Assignee, and (B) resolutions of the Board of Directors of Assignee duly authorizing the execution, delivery and performance by Assignee of this Agreement and the Assignment and Assumption Agreement (FAA) and the performance of its obligations under the Lessor Documents, in each case certified by the Secretary or an Assistant Secretary of Assignee as of the Closing Date, together with (ii) an incumbency certificate as to the person or persons authorized to execute and deliver this Agreement and the Assignment and Assumption Agreement (FAA) on behalf of Assignee, duly executed by the Secretary or an Assistant Secretary of Assignee as of the Closing Date.

         (F)    ADDITIONAL INFORMATION

         Assignor shall have received such other documents and evidence with respect to Assignee as Assignor may reasonably request in order to establish the authority of Assignee to consummate the transactions contemplated by this Agreement the consummation of the transactions contemplated by this Agreement, the taking of all appropriate corporate action in connection therewith and compliance with the conditions set forth in this Agreement.

         (G)    ILLEGALITY

         On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not, in the reasonable judgment of Assignor, violate, and shall not subject Assignor to any penalty or liability under, any law, rule or regulation binding upon Assignor.

         (H)    NO PROCEEDINGS

         On the Closing Date, no legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby.

         (I)    COMPLIANCE WITH OPERATIVE AGREEMENTS

         Assignee shall have complied with all requirements of Assignee under the Operative Agreements for transfer of the Transferred Interests, such that Assignor shall be released from all duties, liabilities and obligations under the Participation Agreement, the Trust Agreement, the Tax Indemnity Agreement and all other Operative Agreements in respect of the Transferred Interests from and after the Effective Time on the Closing Date.

         (J)     NO EVENT OF LOSS

         On the Closing Date, there shall not exist an Event of Loss.

         (K)    OPINIONS

         Assignor shall have received opinions reasonably satisfactory to Assignor, dated the Closing Date, from (i) Frandzel & Share, special counsel for Assignee, (ii) Frandzel & Share, General Counsel to Assignee and (iii) Lytle Soule & Curlee, special FAA counsel in Oklahoma City ("SPECIAL FAA COUNSEL"), in each case with respect to such matters and to such effect as Assignor shall reasonably request, which shall include, in the case of the opinion referred to in clauses (i) and/or (ii) above, the opinions required by
Section 12.1.l(a)(ii) of the Participation Agreement.

         Promptly upon the recordation of the Assignment and Assumption Agreement (FAA) pursuant to the Act, Special FAA Counsel shall deliver to Assignor an opinion as to the due recording of such document.

SECTION 8.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ASSIGNEE

         The obligation of Assignee to purchase the Transferred Interests from Assignor and assume the obligations related thereto are subject to the satisfaction or waiver of the following conditions:

         (A)  OPERATIVE AGREEMENTS

         The Operative Agreements other than the Letter Agreements and the Owner Participant Guaranty shall be in full force and effect.

         (B)  DUE AUTHORIZATION, EXECUTION AND DELIVERY

         This Agreement and the Assignment and Assumption Agreement (FAA) shall have been duly authorized, executed and delivered by Assignor, and, assuming due execution and delivery by Assignee, the Assignment and Assumption Agreement
(FAA) shall have been duly filed, or released for filing, for recordation with the FAA pursuant to the Act.

         (C)  PARENT GUARANTY

         A guaranty of certain obligations of Assignor hereunder substantially in the form of Exhibit C hereto (the "PARENT GUARANTY"), shall have been duly authorized, executed and delivered by The Boeing Company.

         (D) LETTER AGREEMENT; CLOSING LETTER; AMENDMENT

         Lessee shall have (i) entered into a letter agreement with Assignee substantially in the form of Exhibit D hereto ("LETTER AGREEMENT (PARTICIPATION AGREEMENT/LEASE"), and (ii) provided a closing letter to Assignee, in each case, with respect to such matters as Assignee shall reasonably request. The Tax Indemnity Agreement Amendment shall have been duly authorized, executed and delivered by the parties thereto.

         (E) REPRESENTATIONS AND WARRANTIES

         The representations and warranties of Assignor contained herein shall be true and correct as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

         (F)     CORPORATE MATTERS

         Assignee shall have received copies of (i)(A) the certificate of incorporation and by-laws of Assignor, and (B) general authorizing resolutions of the Board of Directors of Assignor and related delegations of authority contemplated thereby duly authorizing the execution, delivery and performance by Assignor of the Assignor Agreements, in each case certified by the Secretary or an Assistant Secretary of Assignor as of the Closing Date, together with
(ii) an incumbency certificate as to the person or persons authorized to execute and deliver the Assignor Agreements on behalf of Assignor, duly executed by the Secretary or an Assistant Secretary of Assignor as of the Closing Date.

         (G)    ADDITIONAL INFORMATION

         Assignee shall have received such other documents and evidence with respect to Assignor as Assignee may reasonably request in order to establish the authority of Assignor to consummate the transactions contemplated by this Agreement, the consummation of the transactions contemplated by this Agreement, the taking of all appropriate corporate action in connection therewith and compliance with the conditions set forth in this Agreement.

         (H)    ILLEGALITY

         On the Closing Date, the performance of the transactions contemplated hereby, upon the terms and conditions set forth herein, shall not, in the reasonable judgment of Assignee, violate, and shall not subject Assignee to any penalty or liability under, any law, rule or regulation binding upon Assignee.

         (I)    NO PROCEEDINGS

         On the Closing Date, no legal or governmental action, suit or proceeding shall have been instituted or threatened before any court, administrative agency or tribunal, nor shall any order, judgment or decree have been issued or proposed to be issued by any court, administrative agency or tribunal to set aside, restrain, enjoin or prevent the consummation of this Agreement or the transactions contemplated hereby.

         (J)    COMPLIANCE WITH OPERATIVE AGREEMENTS

         Assignor shall have complied with all requirements of Assignor under the Operative Agreements for transfer of the Transferred Interests.

         (K)    NO EVENT OF LOSS

         On the Closing Date, there shall not exist an Event of Loss.

         (L)    NO DEFAULTS

         On the Closing Date, after giving effect to the consummation of the transactions contemplated hereby, there shall not exist any Lease Default, Lease Event of Default, Default or Event of Default.

         (M) OPINIONS

         Assignee shall have received opinions reasonably satisfactory to Assignee, dated the Closing Date, from (i) Perkins Coie, special counsel to Assignor, (ii) Peter R. Day, Esq., attorney, Office of the General Counsel of Boeing, and (iii) Special FAA Counsel, in each case with respect to such matters and to such effect as Assignee shall reasonably request.

         Promptly upon the recordation of the Assignment and Assumption Agreement (FAA) pursuant to the Act, Special FAA Counsel shall deliver to Assignee an opinion as to the due recording of such document.

SECTION 9. PAYMENTS

         Assignor hereby covenants and agrees to pay over to Assignee, if and when received, any amounts paid to or for the benefit of Assignor that constitute Transferred Interests, and until so paid over any such amounts received by Assignor shall be received and held by Assignor in trust for Assignee. Assignee hereby covenants and agrees to pay over to Assignor, if and when received, any amounts paid to or for the benefit of Assignee that constitute Reserved Rights, and until so paid over any such amounts received by Assignee shall be received and held by Assignee in trust for Assignor.

SECTION 10.  CERTAIN NOTICES

         Assignor hereby covenants and agrees promptly to forward to Assignee any notice Assignor receives from any party to any Operative Agreement (other than Assignee) pursuant to and in accordance with this Agreement the Assignment and Assumption Agreement (FAA), the Lessor Documents, or any other Operative Agreement except to the extent solely related to Reserved Rights. Assignee hereby covenants and agrees promptly to forward to Assignor any notice Assignee receives from any party to any Operative Agreement (other than Assignor) pursuant to and in accordance with this Agreement, the Assignment and Assumption Agreement (FAA), the Lessor Documents, or any other Operative Agreement related to the Reserved Rights.

SECTION 11.  FURTHER ASSURANCES

         Each party agrees, upon the reasonable request of the other party, at any time and from time to time, promptly to execute and deliver all such further documents, and promptly to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to confirm or carry out the provisions of this Agreement.

SECTION 12.  TAXES AND INDEMNITIES

         (A)    TRANSFER TAXES

         Assignee hereby covenants and agrees that Assignee shall pay any and all sales taxes, use taxes and similar transfer taxes (including, without limitation, any charges, such as gross receipts taxes, in lieu thereof) (collectively, "TRANSFER TAXES"), and any registration, document or filing fees, that may be imposed in connection with the sale, assignment and transfer of the Transferred Interests, including, without limitation, those relating to the transfer of rights and other interests in and to, and the assumptions of duties, liabilities and obligations in, to and under this Agreement, the Assignment and Assumption Agreement (FAA), the Transferred Interests, the Aircraft and the Operative Agreements.

         (B)    ASSIGNEE'S TAX INDEMNITY

         Assignee hereby covenants and agrees to indemnify, protect, defend, save and keep harmless Assignor, on an after tax basis, against all fees, duties, taxes, levies, charges or withholdings of any kind or nature whatever, and any penalties, fines or interest thereon in addition thereto ("TAXES") that are imposed with regard to the Transferred Interests with respect to any actions, omissions, events or occurrences arising during any period after the Effective Time on the Closing Date.

         (C)    ASSIGNOR'S TAX INDEMNITY

         Except as expressly provided elsewhere herein, Assignor hereby covenants and agrees to indemnify, protect, defend, save and keep harmless, Assignee, on an after tax basis, from and against any and all fees, duties, taxes, levies, charges or withholdings of any kind or nature whatsoever, and any penalties, fines, or interest thereon or other additions thereto, which at any time or from time to time may be imposed on or with respect to, or asserted against, the Transferred Interests, the Aircraft or any part thereof or any interest therein, or Assignee, by any federal, state, local or foreign government or taxing authority in connection with or relating to this Agreement, the Assignment and Assumption Agreement (FAA), the Transferred Interests, the Aircraft and the Operative Agreements, and which are attributable to the period prior to the Effective Time on the Closing Date, or to acts, omissions, events or occurrences arising prior to the Effective Time on the Closing Date; provided, that Assignor shall not be required to pay or indemnify Assignee for taxes on or measured by the net income of Assignee.

         (D)     ASSIGNOR'S INDEMNITY

         Assignor hereby covenants and agrees upon demand of Assignee to pay and assume liability for, and indemnify, protect, defend, save and keep harmless Assignee, on an after-tax basis, from and against any and all liabilities, taxes, fees, duties, charges, withholdings, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of whatsoever kind and nature which may at any time or from time to time be imposed upon, incurred by or asserted against Assignee or any of its Affiliates, successors, agents, servants, representatives, directors or officers in any way relating to, resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty made by Assignor under this Agreement or the Assignment and Assumption Agreement (FAA), (ii) any inaccuracy or breach of any representation or warranty made by Assignor under the Operative Agreements in respect of or to the extent attributable to the period prior to the Effective Time on the Closing Date or (iii) any failure by Assignor to have observed or performed any of its obligations under or in connection with the Operative Agreements in respect of or to the extent attributable to the period prior to the Effective Time on the Closing Date.

         (E)     ASSIGNEE'S INDEMNITY

         (i) Assignee hereby covenants and agrees upon demand of Assignor to pay and assume liability for, and indemnify, protect, defend, save and keep harmless, Assignor, on an after-tax basis, from and against any and all liabilities, taxes, fees, duties, charges, withholdings, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) of whatsoever kind and nature which may at any time or from time to time be imposed upon, incurred by or asserted against Assignor or any of its Affiliates, agents, servants, representatives, directors or officers in any way relating to, resulting from or arising out of any inaccuracy or breach of any representation or warranty made by Assignee under this Agreement or the Assignment and Assumption Agreement (FAA), or any failure by Assignee to have observed or performed any of its obligations under or in connection with the Operative Agreements in respect of or to the extent attributable to the period from and after the Effective Time on the Closing Date.

         (ii) Assignee hereby acknowledges and agrees that in the event Assignee shall cause any of the Operative Agreements to be modified or amended as a result of any action of Assignee in a manner that has an adverse effect upon the Reserved Rights as of the Effective Time on the Closing Date, Assignee shall indemnify, protect, defend, save and keep harmless, Assignor to the same extent as if such modification or amendment had not occurred.

         (F)     NOTICE OF CLAIMS

         Each of Assignor and Assignee agrees to provide written notification to the other party promptly after becoming aware of any liability, obligation or claim, whether pending or threatened, that is the subject of indemnification pursuant to this Section 12; provided, that the failure by either party to so notify the other party will not in any manner affect either party's obligations under this Section 12.

SECTION 13.  MISCELLANEOUS

         (A)      NOTICES

         All notices, demands, declarations and other communications required by this Agreement shall be in writing and shall be effective (i) if given by facsimile, when transmitted, (ii) if given by registered or certified mail, three Business Days after being deposited with the U.S. Postal Service and
(iii) if given by a nationally recognized overnight courier, when received, or, if personally delivered, when so delivered, addressed:

         If to Assignor, to:

                 7755 East Marginal Way South
                 Seattle, Washington 98108
                 Attention:  Treasurer
                            M/S 68-34
                 Facsimile:  (206) 237-8746

or to such other address as Assignor shall from time to time designate in writing to Assignee; and

         If to Assignee, to:

                 General Bank
                 800 West Sixth Street
                 Los Angeles, California 90017
                 Attention:  Mr. Peter Lowe
                            Executive Vice President
                            and Chief Financial Officer
                 Facsimile:  (213) 972-4294

         or to such other address as Assignee may from time to time designate in writing to Assignor.

         (B)    CONFIDENTIALITY

         Assignor and Assignee each agree to use its best efforts, acting reasonably and diligently, to treat this Agreement and the terms hereof as confidential and not to disclose, without the prior written consent of the other, the terms hereof to any other Person except (i) to such party's directors, officers, partners, employees, legal counsel, accountants, auditors, financial advisors and/or other professionals and consultants who agree to hold such information confidential, but only to the extent such party deems such disclosure necessary or appropriate to accomplish the proper business purposes of such party, (ii) to any accountants or auditors retained by such party who agree to hold such information confidential, if and when such disclosure is necessary in connection with the examination and reporting on the books and records and/or the financial condition of such party, and then only to the extent necessary, (iii) if and when such party is required to do so pursuant to any order, subpoena, summons, or other legal process issued by any court, governmental body, or governmental investigator, by which it is legally bound to produce the same, and then only to the extent so required, (iv) if and when such party is required to do so pursuant to any order, directive, or request by any governmental agency having supervisory authority over its operations and administration and then only to the extent so required, or (v) to such party's successors and assigns who agree to hold such information confidential.

         Notwithstanding any provision to the contrary contained in this
Section 13(b), Assignor and Assignee, and each of them, shall not be prohibited from making any disclosure with respect to the terms hereof, which may be disclosed in any public records of any kind or otherwise in the public domain (except as a result of a disclosure by such party in violation of this Section 13(b)).

         (C)    HEADINGS

         Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

         (D)    REFERENCES

         Any reference to a specific Section or Section number shall be interpreted as a reference to that Section of this Agreement unless otherwise expressly provided.

         (E) GOVERNING LAW

         THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         (F)    SEVERABILITY

         If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (i) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         (G)     AMENDMENTS IN WRITING

         No amendment, modification, waiver, termination or discharge of any provision of this Agreement or any consent to any departure by Assignor or Assignee from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by Assignor and Assignee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given; provided, that in no event shall Assignor and Assignee amend, modify or waive Sections 3, 6, 13(e), 13(o) or this Section 13(g) without the prior written consents of Lessee, Guarantor, Owner Trustee and Mortgagee, which consents shall not be unreasonably withheld or delayed. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Assignor and Assignee.

         (H)   SURVIVAL

         Notwithstanding anything contained herein to the contrary, all agreements, indemnities, representations and warranties contained in this Agreement shall survive the Effective Time on the Closing Date and the expiration or other termination hereof

         (I)   EXPENSES

         Each of Assignor and Assignee shall be responsible for its own costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, the Assignment and Assumption Agreement (FAA) and any other agreements, documents, certificates and instruments relating hereto and thereto, and shall not have any right of reimbursement or indemnity for such costs and expenses as against the other party; provided, that, as between Assignor and Assignee, (i) Assignor shall be responsible for all of the fees and expenses of Special FAA Counsel and (ii) Assignee shall be responsible for any Aircraft appraisal prepared for Assignee.

         (J)    EXECUTION IN COUNTERPARTS

         This Agreement and any amendments, waivers or consents hereto may be executed by Assignor and Assignee in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

         (K)   ENTIRE AGREEMENT

         This Agreement and the Assignment and Assumption Agreement (FAA), on and as of the date hereof, constitute the entire agreement of Assignor and Assignee with respect to the subject matter hereof or thereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between Assignor and Assignee with respect to such subject matter are hereby superseded in their entirety.

         (L)   EXHIBITS

         The exhibits attached hereto are incorporated by reference herein and shall have the same force and effect with respect to the provisions set forth therein as though fully set forth in this Agreement.

         (M)     SUCCESSORS AND ASSIGNS

         This agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by Assignor and Assignee, and their respective successors and assigns.

         (N)    RECOVERY OF COSTS AND FEES

         If any suit or action arising out of or related to this Agreement is brought by either party, the prevailing party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees) incurred by such party in such suit or action, including without limitation any post-trial or appellate proceeding, or in the collection or enforcement or any judgment or award entered or made in such suit or action.

         (O)    NO THIRD PARTY BENEFIT

         Assignor and Assignee agree that the provisions of this Agreement, including, without limitation, Section 3, are for the sole benefit of Assignor, Assignee, Lessee, Guarantor, Owner Trustee, Mortgagee and their respective successors and assigns, and are not for the benefit, directly or indirectly, of any other Person.

         IN WITNESS WHEREOF, the undersigned have caused this PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT 615 to be duly executed as of the day and year first written above.

                                        GAUCHO-1 INC.

                                           By  /s/  DAVID A. EDGERTON
                                             -------------------------------
                                           David A. Edgerton
                                           Attorney-in-fact

                                           GENERAL BANK

                                           By
                                             -------------------------------
                                           Name:
                                           Title:

         IN WITNESS WHEREOF, the undersigned have caused this PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT 615 to be duly executed as of the day and year first written above.

                                        GAUCHO-1 INC.

                                           By
                                             -------------------------------
                                                   David A. Edgerton
                                                   Attorney-in-fact

                                           GENERAL BANK

                                           By /s/ PETER LOWE
                                             -------------------------------
                                           Name:    Peter Lowe
                                           Title: EVP & CFO

                                                          EXHIBIT A TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                                   AGREEMENT 615

                    ASSIGNMENT AND ASSUMPTION AGREEMENT 615

         ASSIGNMENT AND ASSUMPTION AGREEMENT 615, dated December 27, 1996 (this "AGREEMENT"), between GAUCHO-1 INC., a Delaware corporation ("ASSIGNOR"), and GENERAL BANK, a California corporation ("ASSIGNEE"). Capitalized terms used herein without definition shall have the meanings given them in Section 7.

         WHEREAS, pursuant to the transactions contemplated by the Trust Agreement 615, dated as of August 1, 1994 (the "TRUST AGREEMENT"), between Assignor and First Security Bank, National Association (formerly First Security Bank of Utah, National Association) ("OWNER TRUSTEE"), Continental Airlines, Inc. ("LESSEE") leased from Owner Trustee one Boeing 737-524 airframe bearing manufacturer's serial number 27328 and U.S. Registration number N37615 together with two CFM International, Inc. Model CFM56-3-B1 engines bearing, respectively, manufacturer's serial numbers 857942 and 857945 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower); and

         WHEREAS, Assignor desires to transfer to Assignee all its right, title and interest in, to and under the Trust Estate (excluding Reserved Rights (as defined below), the "BENEFICIAL INTEREST"), except for certain rights or indemnities described in that certain Purchase, Assignment and Assumption Agreement 615 dated as of December 1, 1996 (the "PURCHASE AGREEMENT") between Assignor and Assignee ("RESERVED RIGHTS") vested or relating to events prior to 11:38 p.m., Las Vegas time, on the date hereof (the "EFFECTIVE TIME");

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

SECTION 1. TRANSFER AND ASSUMPTION.

         Assignor does hereby sell, assign and transfer to Assignee the Beneficial Interest, and Assignee hereby accepts the Beneficial Interest from Assignor. Assignee agrees that, from and after the execution and delivery hereof, it shall be bound by all the terms of, and shall have assumed and undertaken to perform all the obligations

(other than obligations relating to Reserved Rights) of the Owner Participant with respect to the Beneficial Interest.

SECTION 2.        EFFECT OF TRANSFER.

         Upon the execution and delivery of this Agreement (which shall be deemed to occur at the Effective Time), Assignee shall be deemed the Owner Participant for all purposes of the Operative Agreements and shall be deemed to have paid that portion of Lessor's Cost for the Aircraft previously made by Assignor, and represented by the interest being conveyed, and each reference in any Operative Agreement, including without limitation, the Trust Agreement, to "Owner Participant" shall thereafter be deemed to be Assignee, except with respect to Reserved Rights. Assignee expressly assumes hereunder all and any liability and obligation of Assignor accruing or arising under any of the Operative Agreements, including, without limitation, the Trust Agreement, on and after the execution and delivery of this Agreement.

SECTION 3. NO THIRD PARTY BENEFIT.

         Assignor and Assignee agree that the provisions of this Agreement are for the sole benefit of Assignor, Assignee, Lessee, Guarantor, Owner Trustee and Mortgagee, their respective successors and assigns, and are not for the benefit, directly or indirectly, of any other Person.

SECTION 4. NOTICES.

         Any notices to the Owner Participant provided for in the Operative Agreements shall be delivered to Assignee at the following address or such other place as Assignee may designate in accordance with the Operative
Agreements:

         General Bank
         800 West Sixth Street
         Los Angeles, California 90017
         Attn:   Mr. Peter Lowe
                 Executive Vice President
                 and Chief Financial Officer
         Facsimile:    (213) 972-4294

SECTION 5. HEADINGS.

         The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof

SECTION 6. GOVERNING LAW.

         THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 7. DEFINITIONS.

         Capitalized terms used herein without definition shall have the meanings given them in the Trust Agreement.

SECTION 8.     EXECUTION IN COUNTERPARTS.

         This Agreement and any amendments, waivers or consents hereto may be executed by Assignor and Assignee in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 9. NOTICE PURPOSES ONLY.

         This Agreement is being filed with the FAA for notice purposes only. The parties hereto are subject to the terms and conditions of the Purchase Agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement 615 to be duly executed as of the day and year first written above.

                                        GAUCHO-1 INC.,
                                           as Assignor

                                           By
                                             -------------------------------
                                        Name:
                                        Title:

                                        GENERAL BANK.
                                           as Assignee

                                           By
                                             -------------------------------
                                        Name:
                                        Title:

                                        The foregoing Assignment and Assumption
                                           Agreement 615 is hereby
                                           acknowledged, agreed and consented
                                           to as of the day and year first
                                           above written.

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION,
                                           not in its individual capacity, but
                                           solely as Owner Trustee, Owner
                                           Trustee

                                           By
                                             -------------------------------
                                        Name:
                                        Title:

                                                          EXHIBIT B TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                                   AGREEMENT 615

                                  GENERAL BANK

                            AFFIDAVIT OF CITIZENSHIP

STATE OF
                          ss.:
COUNTY OF

         The undersigned, being duly sworn., deposes and says on behalf of General Bank, a __________ corporation (the "Owner Participant"), that:

         1.      He is a duly elected and qualified officer of General Bank.

         2. The Owner Participant is a corporation duly organized under the laws of the State of _________.

         2. The Owner Participant is a "Citizen of the United States" as defined in Section 40102(a)(15) of Title 49 of the United States Code.

                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

SWORN TO AND SUBSCRIBED before
me this ____ day of December, 1996.


-------------------------------
        Notary Public

My Commission Expires:

-------------------------------

                                                          EXHIBIT C TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                                   AGREEMENT 615

                                  GUARANTY BY
                   CORPORATE AFFILIATE OF TRANSFERRING OWNER
                                  PARTICIPANT
                                      615

         FOR VALUE RECEIVED, The Boeing Company, a Delaware corporation ("GUARANTOR"), pursuant to that certain Purchase, Assignment and Assumption Agreement 615 dated as of December 1, 1996 (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") between Gaucho-1 Inc., a Delaware corporation ("OWNER
PARTICIPANT") and General Bank, a California corporation (the "GUARANTEED PARTY"), does hereby unconditionally and irrevocably guaranty to the Guaranteed Party, (i) the due and punctual performance and observance by Owner Participant of each covenant, agreement, undertaking, representation, warranty and any other obligation or condition binding upon or to be performed or observed by it under and in accordance with the terms of the Assignment and Assumption Agreement,
(ii) the due and punctual payment of each amount which Owner Participant is or may become obligated to pay under and in accordance with the terms of the Assignment and Assumption Agreement and (iii) in the event of any nonpayment or nonperformance, agrees to pay or perform or cause such payment or performance to be made upon notice from the Guaranteed Party of such nonpayment or nonperformance (such payment and other obligations being herein referred to as the "OBLIGATIONS"). Guarantor further agrees to pay all reasonable expenses (including, without limitation, all fees and disbursements of counsel) that may be paid or incurred by the Guaranteed Party in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty. The obligations of Guarantor to make any payments hereunder shall be subject to the terms and conditions of the Assignment and Assumption Agreement applicable to the obligations of Owner Participant.

         Capitalized terms used herein which are defined in the Assignment and Assumption Agreement are used in this Guaranty as they are so defined.

         Guarantor hereby waives notice of acceptance of this Guaranty, and agrees that in its capacity as a guarantor, it shall not be required to consent to, or to receive any notice of, any supplement to or amendment of, or waiver or modification of the terms of, the Assignment and Assumption Agreement.

         Owner Participant is an "Affiliate" (as that term is referred to in the Assignment and Assumption Agreement) of Guarantor, and this Guaranty is being furnished to induce the Guaranteed Party to contract with Owner Participant as set forth in the Assignment and Assumption Agreement.

         Guarantor represents and warrants that (i) Guarantor is duly incorporated and validly existing in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Guaranty are within Guarantor's power and authority and do not contravene the charter or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, long-term lease or other material agreement to which Guarantor is a party or by which Guarantor is bound or any law, governmental rule, regulation, judgment or order binding on the Guarantor; and (iii) this Guaranty has been duly authorized, executed and delivered on behalf of Guarantor and constitutes a legal, valid, binding and enforceable obligation of Guarantor.

         No failure or delay or lack of demand, notice or diligence in exercising any right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Guaranty.

         This Guaranty is an absolute, unconditional and continuing guaranty of payment and not of collection and Guarantor waives any right to require that any right to take action against Owner Participant be exhausted or that resort be made to any security prior to action being taken against Guarantor.

         In the event that this Guaranty, the Assignment and Assumption Agreement or the Assignment and Assumption Agreement (FAA) shall be terminated, rejected or disaffirmed as a result of bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceedings with respect to Owner Participant, Guarantor's obligations hereunder shall continue to the same extent as if the same had not been so terminated, rejected or disaffirmed. Guarantor shall and does hereby waive all rights and benefits which might in whole or in part, relieve Guarantor from the performance of its duties and obligations by reason of any proceeding as specified in the preceding sentence, and Guarantor agrees that it shall be liable for all sums guaranteed, in respect of and without regard to, any modification, limitation or discharge of the liability of Owner Participant that may result from any such proceedings and notwithstanding any stay, injunction or other prohibition issued in any such proceedings. Furthermore, the obligation of Guarantor hereunder will not be discharged by: (a) any extension or renewal with respect to any obligation of Owner Participant under the Assignment and Assumption Agreement;
(b) any modification of, or amendment or supplement to, any such agreement; (c) any furnishing or acceptance of additional security or any release of any security;
(d) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Owner Participant, or any change in the structure of Owner Participant; (e) any change in ownership of the shares of capital stock of Guarantor or Owner Participant or any merger or consolidation of either thereof into or with any other person; or
(f) any other occurrence whatsoever, except payment in full of all amounts payable by Owner Participant under the Assignment and Assumption Agreement and performance in full of all Obligations of Owner Participant in accordance with the terms and conditions of the Assignment and Assumption Agreement.

         Guarantor understands and agrees that its obligations hereunder shall be continuing, absolute and unconditional without regard to, and Guarantor hereby waives any defense to, or right to seek a discharge of, its obligations hereunder with respect to, (a) the validity, legality, regularity or enforceability of the Assignment and Assumption Agreement any of the Obligations or any collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Guaranteed Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance (including payment or performance attributable to a right of setoff provided for in the Assignment and Assumption Agreement)) that may at any time be available to or be asserted by Owner Participant against the Guaranteed Party, or (c) any other circumstances whatsoever (with or without notice to or knowledge of Owner Participant or Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Owner Participant or the Obligations, or of Guarantor under this Guaranty, in bankruptcy or in any other instance.

         Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by the Guaranteed Party, Guarantor shall not be entitled to be subrogated to any of the rights of the Guaranteed Party against Owner Participant or any collateral, security or guaranty or right of setoff held by the Guaranteed Party for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from Owner Participant in respect of payments made by Guarantor hereunder, until all amounts and performance owing to the Guaranteed Party by Owner Participant on account of the Obligations are paid and performed in full.

         The obligations of Guarantor hereunder shall be automatically reinstated if and to the extent that any payment by or on behalf of the Owner Participant in respect of any of the Obligations is rescinded or must be otherwise restored by the Guaranteed Party as a result of any proceedings in bankruptcy or reorganization or similar proceedings and Guarantor agrees that it will reimburse the Guaranteed Party on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Guaranteed Party in connection with such rescission or restoration.

         Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         This Guaranty shall be binding upon the successors and assigns of Guarantor; provided, however, that no transfer, assignment or delegation by Guarantor without the consent of the Guaranteed Party shall release Guarantor from its liabilities hereunder. This Guaranty shall terminate and be of no further force and effect upon the performance and observance in full of the Obligations.

         All notices, requests and demands to or upon Guarantor or any beneficiary shall be made in accordance with the terms of Section 13(a) of the Assignment and Assumption Agreement and if delivered to Guarantor shall be addressed to The Boeing Company, 7755 East Marginal Way South, Seattle, Washington 98108, Attention: Treasurer, M/S 68-34, or to such other address as Guarantor shall designate to the Guaranteed Party in writing.

         THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

DATED: December ___,   1996.

                                   THE BOEING COMPANY

                                   By
                                     -------------------------------
                                     Name:
                                     Title:

                                                          EXHIBIT D TO PURCHASE,
                                                       ASSIGNMENT AND ASSUMPTION
                                                                   AGREEMENT 615

                                                                    CONFIDENTIAL
                                             DISTRIBUTION LIMITED TO CONTINENTAL
                                                   AIRLINES, INC., GENERAL BANK.
                                                              THE BOEING COMPANY
                                         AND THEIR RESPECTIVE COUNSEL AND AGENTS

                           CONTINENTAL AIRLINES, INC.
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                               December ___, 1996

General Bank
800 West Sixth Street
Los Angeles, California 90017

         RE: LETTER AGREEMENT TO PARTICIPATION AGREEMENT 615 AND LEASE AGREEMENT 615 RELATING TO ONE BOEING MODEL 737-524 AIRCRAFT BEARING UNITED STATES REGISTRATION NO. N37615

Ladies and Gentlemen:

         1. Reference is made to Participation Agreement 615, dated as of August 1, 1994 (the "PARTICIPATION AGREEMENT") among Continental Airlines, Inc. ("LESSEE"), Gaucho-2 Inc. ("OWNER PARTICIPANT"), The Northwestern Mutual Life Insurance Company, General Electric Company ("GUARANTOR"), First Security Bank, National Association (formerly First Security Bank of Utah, National Association), not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Mortgagee.

         2. This Letter Agreement, when accepted by you, will evidence our agreement with respect to the matters set forth below. Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in the Participation Agreement.

         3. Lessee agrees with General Bank ("TRANSFEREE") that, notwithstanding the text of the definition of "Net Economic Return" in Annex A to the Participation Agreement and Annex A to the Lease, as of the Effective Time (as defined in the

General Bank
Page 2

Assignment and Assumption Agreement 615, dated the date hereof, between Owner Participant and Transferee, as in effect on the date hereof), for the purposes of the obligations of each of Lessee, Lessor and Transferee (and any direct or indirect transferees thereof) only, such definition shall read in its entirety as follows:

         "Net Economic Return" means Owner Participant's net after-tax yield and aggregate after-tax cash flow computed on the basis of the same methodology and assumptions as were utilized by General Bank ("GENERAL BANK") in analyzing Basic Rent Stipulated Loss Value percentages and Termination Value percentages as of the date on which General Bank became Owner Participant, as such assumptions may be adjusted after December ____, 1996 for events that have been the basis for adjustments to Basic Rent pursuant to Section 3.2.l(b) of the Lease or events giving rise to indemnity payments to General Bank pursuant to Section
         5.1 of the Tax Indemnity Agreement; provided, that, if General Bank shall have transferred its interest, Net Economic Return shall be calculated as if General Bank had retained its interest; provided further, that, notwithstanding the preceding proviso, solely for purposes of Section 13 of the Participation Agreement and calculating any adjustments to Basic Rent, Stipulated Loss Values and Termination Values in connection with a refunding pursuant to such Section 13 at a time when Owner Participant is a direct or indirect transferee of General Bank, (other than an Affiliate of General Bank), the after-tax yield (but not the after-tax cash flow) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions utilized by the transferee Owner Participant as of the date on which it acquired its interest.

         4. Lessee agrees with Transferee that notwithstanding anything to the contrary set forth in Section 7.2.7(k) of the Lease, as of the Effective Time (as so defined), for the purposes of the obligations of each of Lessee and Transferee owed to the other only, Section 7.2.7(k) of the Lease shall read in its entirety as follows:

         "(k) No such sublease shall be made to Permitted Air Carriers, other than U.S. Air Carriers, prior to January 1, 2004, or if a Lessee Act (as defined in the Tax Indemnity Agreement) as a result of which indemnification has been required under the Tax Indemnity Agreement has created a longer Tax Attribute Period (as defined in the Tax Indemnity Agreement), prior to the close of the Tax Attribute Period, unless in either case Lessee prepays any liability Owner Participant determines would be due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease were to continue for the remainder of the term of such sublease."

General Bank
Page 3

         5. This Letter Agreement is provided solely for the benefit of the parties hereto and their respective successors and is not and is not intended to be an amendment of the Participation Agreement the Lease or any other Operative Agreement.

         6. This Letter Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

         7. THIS LETTER AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

General Bank
Page 4

         By signing and returning an original counterpart hereof, each of the undersigned accepts and agrees to the foregoing terms and provisions of this Letter Agreement.

                              Very truly yours,

                              CONTINENTAL AIRLINES, INC.



                              By
                                -------------------------------
                                Name:
                                Title:

ACCEPTED AND AGREED TO
this    day of December, 1996.

GENERAL BANK

By
  -------------------------------
Name:
Title:

                                                           EXHIBIT E TO PURCHASE
                                                       ASSIGNMENT AND ASSUMPTION
                                                                   AGREEMENT 615

                 AMENDMENT NO. 1 TO TAX INDEMNITY AGREEMENT 615

         AMENDMENT NO. 1 TO TAX INDEMNITY AGREEMENT 615, dated as of December 1, 1996 (this "Amendment"), between CONTINENTAL AIRLINES INC., a Delaware corporation (the "Lessee"), and GAUCHO-1 INC., a Delaware corporation ("Gaucho-1" or the "Owner Participant"), and amending that certain Tax Indemnity Agreement 615 dated as of August 1, 1994 (the "Tax Indemnity Agreement") between Lessee and Owner Participant.

         Except as otherwise defined in this Amendment, the terms used herein in capitalized form shall have the meanings attributed thereto in the Tax Indemnity Agreement.

                                   WITNESSETH

         WHEREAS, in contemplation of the transfer by Owner Participant to General Bank, a California corporation ("General Bank") of all of its right, title and interest (other than Reserved Rights (as such term is defined in the Purchase, Assignment and Assumption Agreement 615 between Owner Participant and General Bank, dated as of December 1, 1996) (the "Purchase, Assignment and Assumption Agreement")) in and to the Trust and the Operative Agreements, among other things, Owner Participant and the Lessee desire to amend the Tax Indemnity Agreement as herein set forth.

         WHEREAS, it is not intended that this Agreement affect any of the rights, obligations, or liabilities of Owner Participant for any acts, events or occurrences before the Effective Time (as defined in Section 3 hereof).

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS

     The Tax Indemnity Agreement shall be amended as follows:

     (a)    Section 2.2 is hereby amended to read as follows:

     "For U.S. federal income tax purposes, the Aircraft will be considered to have been placed in service by Owner Participant on the Closing Date (as defined in Section 3.4)."

         (b)     Section 2.3 is hereby amended by

                 (i) deleting the phrase "in which the Delivery Date occurs" and replacing it with the words "ending December 31, 1996", and

                 (ii) deleting the phrase "Lessor's Cost for the Aircraft" and replacing it with the words "an amount equal to $24,412,204.86 (which amount, for purposes of this Agreement (but not for purposes of any other Operative Agreement), shall be referred to as "Lessor's Cost")".

         (c)     Section 3.4 is hereby amended by

                 (i) replacing the phrase "the Delivery Date" the first time it occurs with the phrase "the date on which the Effective Time, as defined in the Purchase, Assignment and Assumption Agreement between Gaucho-1 Inc. and General Bank, a California corporation ("General Bank") occurs (the "Closing Date")" and replacing the term "Delivery Date" in clause (a) of such Section with the term "Closing Date", and

                 (ii) inserting after the phrase "original Owner Participant" in the first place such phrase occurs the following parenthetical phrase "(it being understood that, for purposes of this Agreement, General Bank shall be treated as the original Owner Participant, other than with respect to
Section 3.3, for purposes of which Gaucho-1 Inc. shall be treated as the original Owner Participant)".

         (d) Section 3.9 is hereby amended by (i) deleting the phrase "Tax Attribute Period" and replacing it with the phrase "Sourcing Period", and (ii) adding a new sentence at the end of such Section to read as follows:

         "For purposes of this Agreement, the term "Sourcing Period" shall mean the period commencing on the Closing Date and ending two years prior to the end of the Tax Attribute Period."

         (e) Sections 6.1 and 6.2 are hereby amended by deleting the phrase "Tax Attribute Period" each place such phrase occurs and replacing it with the term "Sourcing Period".

SECTION 2. QUALIFIED ASSIGNMENT.

         The parties hereto agree that

         (i) the Purchase, Assignment and Assumption Agreement satisfies the requirements of clause (a) of Section 19, and

         (ii) clause (b) of Section 19 of the Tax Indemnity Agreement shall not apply to the transfer and assignment to General Bank, provided that such clause (b) shall apply to any transferee or assignee of General Bank or any subsequent transferee or assignee as if General Bank were the original Owner Participant.

SECTION 3. EFFECTIVENESS.

         This Amendment shall take effect at the Effective Time (as defined in the Purchase, Assignment and Assumption Agreement) and, for the avoidance of doubt, shall not affect any rights or obligations of Lessee or Gaucho-1 to one another under the Tax Indemnity Agreement with respect to periods prior to the Effective Time during which Gaucho-1 is, or was, the owner participant under the Operative Agreements. Except as amended hereby, the Tax Indemnity Agreement continues and shall remain in full force and effect in all respects.

SECTION 4. MISCELLANEOUS.

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute by one and the same instrument. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Lessee and the Owner Participant. The terms of this Amendment shall be binding upon, and inure to the benefit of and shall be enforceable by, Lessee and the Owner Participant and their respective successors or assigns permitted under the Operative Agreements. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

                     [This space intentionally left blank.]

         IN WITNESS WHEREOF, the Lessee and the Owner Participant have caused this Amendment No. 1 to Tax Indemnity Agreement 615 to be duly executed as of the date and year first written above.

                                        CONTINENTAL AIRLINES, INC.

                                        By
                                           -------------------------------
                                           Name:
                                           Title:

                                        GAUCHO-1 INC.

                                        By
                                           -------------------------------
                                           Name:
                                           Title:

                    ASSIGNMENT AND ASSUMPTION AGREEMENT 615

         ASSIGNMENT AND ASSUMPTION AGREEMENT 615, dated December 27, 1996 (this "AGREEMENT"), between GAUCHO-1 INC., a Delaware corporation ("ASSIGNOR"), and GENERAL BANK, a California corporation ("ASSIGNEE"). Capitalized terms used herein without definition shall have the meanings given them in Section 7.

         WHEREAS, pursuant to the transactions contemplated by the Trust Agreement 615, dated as of August 1, 1994 (the "TRUST AGREEMENT"), between Assignor and First Security Bank, National Association (formerly First Security Bank of Utah, National Association) ("OWNER TRUSTEE"), Continental Airlines, Inc. ("LESSEE") leased from Owner Trustee one Boeing 737-524 airframe bearing manufacturer's serial number 27328 and U.S. Registration number N37615 together with two CFM International, Inc. Model CFM56-3-B1 engines bearing, respectively, manufacturer's serial numbers 857942 and 857945 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower); and

         WHEREAS, Assignor desires to transfer to Assignee all its right, title and interest in, to and under the Trust Estate (excluding Reserved Rights (as defined below), the "BENEFICIAL INTEREST"), except for certain rights or indemnities described in that certain Purchase, Assignment and Assumption Agreement 615 dated as of December 1, 1996 (the "PURCHASE AGREEMENT") between Assignor and Assignee ("RESERVED RIGHTS") vested or relating to events prior to 11:38 p.m., Las Vegas time, on the date hereof (the "EFFECTIVE TIME");

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

SECTION 1. TRANSFER AND ASSUMPTION.

         Assignor does hereby sell, assign and transfer to Assignee the Beneficial Interest and Assignee hereby accepts the Beneficial Interest from Assignor. Assignee agrees that from and after the execution and delivery hereof, it shall be bound by all the terms of, and shall have assumed and undertaken to perform all the obligations

(other than obligations relating to Reserved Rights) of the Owner Participant with respect to the Beneficial Interest.

SECTION 2.        EFFECT OF TRANSFER.

         Upon the execution and delivery of this Agreement (which shall be deemed to occur at the Effective Time), Assignee shall be deemed the Owner Participant for all purposes of the Operative Agreements and shall be deemed to have paid that portion of Lessor's Cost for the Aircraft previously made by Assignor, and represented by the interest being conveyed, and each reference in any Operative Agreement, including without limitation, the Trust Agreement to "Owner Participant" shall thereafter be deemed to be Assignee, except with respect to Reserved Rights. Assignee expressly assumes hereunder all and any liability and obligation of Assignor accruing or arising under any of the Operative Agreements, including, without limitation, the Trust Agreement, on and after the execution and delivery of this Agreement.

SECTION 3.        NO THIRD PARTY BENEFIT.

         Assignor and Assignee agree that the provisions of this Agreement are for the sole benefit of Assignor, Assignee, Lessee, Guarantor, Owner Trustee and Mortgagee, their respective successors and assigns, and are not for the benefit directly or indirectly, of any other Person.

SECTION 4. NOTICES.

         Any notices to the Owner Participant provided for in the Operative Agreements shall be delivered to Assignee at the following address or such other place as Assignee may designate in accordance with the Operative
Agreements:

         General Bank
         800 West Sixth Street
         Los Angeles, California 90017
         Attn:   Mr. Peter Lowe
                 Executive Vice President
                 and Chief Financial Officer
         Facsimile:    (213) 972-4294

SECTION 5.       HEADINGS.

         The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 6. GOVERNING LAW.

         THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 7. DEFINITIONS.

         Capitalized terms used herein without definition shall have the meanings given them in the Trust Agreement.

SECTION 8.     EXECUTION IN COUNTERPARTS.

         This Agreement and any amendments, waivers or consents hereto may be executed by Assignor and Assignee in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 9. NOTICE PURPOSES ONLY.

         This Agreement is being filed with the FAA for notice purposes only. The parties hereto are subject to the terms and conditions of the Purchase Agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement 615 to be duly executed as of the day and year first written above.




                                        GAUCHO-1 INC,
                                           as Assignor

                                        By /s/ DAVID A. EDGERTON
                                          -------------------------------
                                          Name:   David A. Edgerton
                                          Title:  Attorney-in-fact

                                        GENERAL BANK,
                                        as Assignee

                                        By
                                          -------------------------------
                                          Name:
                                          Title:

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement 615 to be duly executed as of the day and year first written above.

                                        GAUCHO-1 INC.
                                           as Assignor

                                        By
                                          -------------------------------
                                          Name:
                                          Title:


                                        GENERAL BANK

                                        By /s/ PETER LOWE
                                           -------------------------------
                                          Name:    Peter Lowe
                                          Title: EVP & CFO

                                        The foregoing Assignment and Assumption
                                        Agreement 615 is hereby
                                        acknowledged, agreed and consented
                                        to as of the day and year first
                                        above written.

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION,
                                          not in its individual capacity, but
                                          solely as Owner Trustee, Owner Trustee

                                        By /s/ GREG A. HAWLEY
                                          -------------------------------
                                        Name:   GREG A. HAWLEY
                                        Title:  VICE PRESIDENT